UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23763

First Trust Real Assets Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to shareholders is attached herewith.

First Trust
Capital Management

FIRST TRUST REAL ASSETS FUND

Class A Shares - FTRDX

Class I Shares - FTREX

Annual Report

March 31, 2026

First Trust Capital Management L.P.| 225 W. Wacker Drive. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Real Assets Fund
This report and the Consolidated Financial Statements contained herein are provided for the general information of the shareholders of the First Trust Real Assets Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST REAL ASSETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(unaudited)
Executive-Level Overview
We begin our Management Discussion of Fund Performance with an Executive-Level Overview to reaffirm our investment philosophy and provide context for how we navigated markets during the fiscal year ended March 31, 2026.
The U.S. economy remained resilient as the past fiscal year presented a constructive, though variable, backdrop for the risk assets we invest in. Economic growth slowed but stayed positive, despite a gradually cooling labor market, supported by steady consumer activity and inflationary pressure that continues to ease with occasional persistence. U.S. market conditions were shaped by the evolving trajectory of monetary policy as the Federal Reserve continued its rate-cutting cycle beyond the initial moves made in late 2024, supporting liquidity amid ongoing policy and macro uncertainty.
U.S. equity market performance broadened over the period, with market leadership extending beyond the largest U.S. technology companies to a wider set of sectors and market capitalizations. Interest rate volatility persisted, as easing at the short end of the yield curve contrasted with periodic upward pressure on longer-term yields driven by evolving growth and inflation expectations. Meanwhile, geopolitical developments and shifting trade dynamics continued to introduce intermittent volatility across markets.
Public equity markets saw intermittent repricing as analysts expectations for earnings growth, valuation multiples and the broader economic trajectory evolved. While these pricing adjustments caused near-term uncertainty, they also contributed to a more favorable environment for deploying capital during the fiscal year. Private markets also reflected these pricing dislocations, with a growing dispersion in asset pricing and more opportunities to be opportunistically selective across managers and strategies.
While we do not seek to predict market direction, we remain focused on navigating an increasingly complex macroeconomic and broader markets environment. Elevated volatility across both public and private markets continues to challenge traditional portfolio construction and reinforces the importance of discipline. Our approach remains centered on seeking to build uncorrelated portfolios that generate positive absolute returns over time across a range of market conditions, which we believe is especially relevant in today’s environment.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the First Trust Real Assets Fund (the “Fund”) for the past fiscal year.
First Trust Real Assets Fund
Over the one-year period ended March 31, 2026, the Fund’s Class I Shares produced a net return of +3.01%, underperforming the Bloomberg Investment Grade REITs Index’s return of +5.55% for the same period. All sub-strategies of the Fund contributed positively to the Fund’s performance with the real estate lending exposure being the best performing sub-sector, adding +1.46% to total return, followed by real estate equity adding +1.22% and the infrastructure sub-sector adding +0.33% over the one-year period ended March 31, 2026.

During its fiscal year, the Fund saw its real estate equity sub-strategy continue to rebound from valuation pressures within core real estate. The Fund’s core real estate exposure had seen valuation pressures since the Fund’s launch, while its real estate debt positioning has been able to provide material positive attribution to the Fund’s performance. During the fiscal year, infrastructure real estate returns were positively influenced by a surge in data center demand and urban redevelopment. The Fund continued to maintain a strategic overweight to private equity real estate and private real estate debt with only select exposure to infrastructure and other real asset classes.
The Fund also continued to maintain defensive positioning, allocating to real estate firms who use what we believe to be responsible leverage and focusing on triple net lease, value-add and core plus strategies. We believe that the Fund is well positioned to real estate debt exposure with a focus on real estate strategies that we believed to not have near-term refinancing risk. Residential and industrial sectors remained the largest in the Fund, at 34.9% and 23.7% of net assets, respectively, at March 31, 2026.
Based on current and go-forward expected yields of underlying positions within the Fund, we remain confident in the Fund’s ability to generate income that is sufficient to cover the intended distribution rate of the Fund. Over the fiscal year, the Fund made quarterly distributions equal to 5% annualized to investors.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Real Assets Fund
FUND PERFORMANCE
March 31, 2025 (Unaudited)

Performance of a $10,000 Investment
This graph compares a hypothetical $10,000 investment in the Fund’s Class A Shares and Class I Shares with a similar investment in the Bloomberg Investment Grade: REITs (USD) Index (the “Index”). Results include the reinvestment of all dividends and capital gains. The Index does not reflect expenses, fees, or sales charges, which would lower performance.
The Index measures the performance of the U.S. investment grade REIT market. The Index invests in investment grade real estate company securities in the United States. The Index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception
Before deducting maximum sales charge
Class A Shares (Inception Date 12/27/2024)	2.31%	3.00%
Bloomberg Investment Grade: REITs (USD) Index	5.55%	6.47%
Class I Shares (Inception Date 4/29/2022)	3.01%	1.17%
Bloomberg Investment Grade: REITs (USD) Index	5.55%	4.05%
After deducting maximum sales charge
Class A Shares (Inception Date 12/27/2024)	(3.56)%	(1.72)%
Bloomberg Investment Grade: REITs (USD) Index	5.55%	6.47%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

First Trust Real Assets Fund
FUND PERFORMANCE — Continued
March 31, 2025 (Unaudited)

For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Real Assets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Real Assets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated June 5, 2024, expressed an unqualified opinion on those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, agent banks and underlying managers or administrators of the private investment vehicles; when replies were not received from agent banks or an underlying manager or administrator, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2026

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Principal Amount ($)		Value
	ASSET-BACKED SECURITIES – 10.4%
118,958	Home Partners of America Trust Series 2021-2, Class F, 3.799%, 12/17/20261	$117,251
700,000	RCKT Mortgage Trust Series 2024-CES3, Class M1, 6.866%, 5/25/20441,2,3	709,407
147,655	Saluda Grade Alternative Mortgage Trust Series 2023-FIG3, Class A, 7.067%, 8/25/20531,2,3	151,217
147,655	Series 2023-FIG3, Class B, 7.712%, 8/25/20531,2	151,597
250,000	UPX Trust Series 2025-1, Class C, 7.670%, 1/25/20471,2	249,435
	TOTAL ASSET-BACKED SECURITIES (Cost $1,375,664)	1,378,907
	BANK LOANS – 0.3%
36,100	CIRE Alto OpCo, LLC 24.090%, Term Loan, 6/30/20263,4	35,410
	TOTAL BANK LOANS (Cost $36,100)	35,410
Number of Shares
	CLOSED-END FUNDS – 5.0%
43,328	StepStone Private Infrastructure Fund – Class I	660,312
	TOTAL CLOSED-END FUNDS (Cost $500,000)	660,312
Principal Amount ($)
	COLLATERALIZED MORTGAGE OBLIGATIONS – 12.1%
250,000	GCAT Trust Series 2021-NQM6, Class M1, 3.414%, 8/25/20661,2,3	196,609
227,000	GS Mortgage-Backed Securities Trust Series 2023-CCM1, Class B1, 7.357%, 8/25/20531,2,3	226,308
133,877	JP Morgan Mortgage Trust Series 2016-4, Class B3, 3.768%, 10/25/20461,2,3	126,024
120,700	Series 2016-4, Class B4, 3.768%, 10/25/20461,2,3	86,394
162,259	Series 2016-4, Class B5, 3.768%, 10/25/20461,2,3	104,483
234,434	Legacy Mortgage Asset Trust Series 2019-SL2, Class M, 4.250%, 2/25/20591,2,3	190,666
250,000	New Residential Mortgage Loan Trust Series 2022-NQM1, Class M1, 3.601%, 4/25/20611,2,3	185,429
200,000	PRPM LLC Series 2025-RCF4, Class A3, 4.500%, 8/25/20551,2,5	193,997
126,392	Radnor RE Ltd. Series 2022-1, Class M1B, 10.412% (30-Day SOFR Average+ 675 basis points), 9/25/20321,2,6	131,829
200,000	Verus Securitization Trust Series 2021-7, Class B1, 4.143%, 10/25/20661,2,3	162,102
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,627,969)	1,603,841

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Principal Amount ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%
120,000	CEDR Commercial Mortgage Trust Series 2022-SNAI, Class A, 4.661% (1-Month Term SOFR+ 99 basis points), 2/15/20391,6	$118,643
150,000	Series 2022-SNAI, Class C, 5.503% (1-Month Term SOFR+ 183 basis points), 2/15/20391,6	147,322
93,927	J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2022-NLP, Class B, 5.029% (1-Month Term SOFR+ 136 basis points), 4/15/20371,6	92,353
100,000	WB Commercial Mortgage Trust Series 2024-HQ, Class D, 7.477%, 3/15/20401,3	99,496
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $457,438)	457,814
Number of Shares
	PRIVATE INVESTMENT VEHICLES – 25.2%
N/A7	Blue Owl Real Estate Net Lease Property Fund LP4	949,959
196,442	CBRE U.S. Core Partners LP4	292,349
N/A7	CIRE OpCo I LLC – Class B	354,723
N/A7	Core Spaces Fund IV LP4,8	85,232
N/A7	FCP Realty Fund VI-A LP4,8	75,968
N/A7	Hillpointe Workforce Housing Partners V LP*,4,8,9	209,773
N/A7	Hillpointe Workforce Partnership IV LP*,4,8,9	635,994
N/A7	Nuveen Real Estate U.S. Cities Industrial Fund LP4	637,158
N/A7	Nuveen Real Estate U.S. Cities Multifamily Fund LP4	101,104
	TOTAL PRIVATE INVESTMENT VEHICLES (Cost $3,614,604)	3,342,260
	REAL ESTATE INVESTMENT TRUSTS – 30.4%
19,889	Bailard Real Estate Investment Trust, Inc.8	620,342
114,117	CIRE Real Estate Investment Trust, Inc.4,8	1,268,613
23,239	Invesco Real Estate Income Trust, Inc.4	607,174
45,744	Jones Lang LaSalle Income Property Trust, Inc. – Class M-I	514,160
47,168	RREEF Property Trust, Inc. – Class D	624,985
20,423	Starwood Real Estate Income Trust, Inc.4	406,048
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,034,469)	4,041,322
Principal Amount ($)

	SHORT-TERM INVESTMENTS – 14.8%
1,963,014	UMB Bank, Money Market Special II Deposit Investment, 3.43%10	1,963,014
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,963,014)	1,963,014
	TOTAL INVESTMENTS – 101.6% (Cost $13,609,258)	13,482,880
	Liabilities in Excess of Other Assets – (1.6)%	(206,601)
	TOTAL NET ASSETS – 100.0%	$13,276,279

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

LLC – Limited Liability Company
LP – Limited Partnership
SOFR – Secured Overnight Financing Rate

* Non-income producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,440,562, which represents 25.92% of the total net assets of the Fund.
2 Callable.
3 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
5 Step rate security.
6 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
7 Investment does not issue shares.
8 Investment valued using net asset value per share as practical expedient.
9 All or a portion of this investment is a holding of FTRAF Sub1 LLC.
10 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2026

Securities with Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Bailard Real Estate Investment Trust, Inc.1	Quarterly	30 Days	$701,318	$620,342	6/29/2022
Blue Owl Real Estate Net Lease Property Fund LP	Quarterly	65 Days	1,115,707	949,959	4/1/2025
CBRE U.S. Core Partners, LP1	Quarterly	60 Days	387,955	292,349	9/30/2022
CIRE OpCo I LLC – Class B1	Quarterly	90 Days	350,000	354,723	7/1/2025
CIRE Real Estate Investment Trust, Inc.1	Quarterly2	90 Days	780,916	1,268,613	4/4/2023
Core Spaces Fund IV LP1	Not Permitted	N/A	90,959	85,232	10/24/2024
FCP Realty Fund VI-A LP1	Not Permitted	N/A	88,946	75,968	5/14/2024
Hillpointe Workforce Housing Partners V LP1	Not Permitted	N/A	218,000	209,773	8/16/2024
Hillpointe Workforce Partnership IV LP1	Not Permitted	N/A	550,000	635,994	3/9/2023
Invesco Real Estate Income Trust, Inc.	Monthly	30 Days	687,956	607,174	4/29/2022
Nuveen Real Estate U.S. Cities Industrial Fund LP1	Quarterly	45 Days	662,112	637,158	10/2/2023
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	150,924	101,104	10/3/2022
RREEF Property Trust, Inc. – Class D	Quarterly3	10 Days	735,192	624,985	5/6/2022
Starwood Real Estate Income Trust, Inc.	Monthly	2 Days	475,254	406,048	9/1/2022
Stepstone Private Infrastructure Fund – Class I	Quarterly4	N/A	500,000	660,312	1/23/2024
Totals:			$7,495,239	$7,529,734
1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Real Estate Investment Trust can institute a limit on redemptions at the trust level of 5% of the fair value of the investment in the Real Estate Investment Trust.
3 The Real Estate Investment Trust can institute a limit on redemptions at the trust level of 2% of the net asset value of the Real Estate Investment Trust.
4 The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the net asset value of the Closed-End Fund.
See accompanying Notes to Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED PORTFOLIO COMPOSITION
As of March 31, 2026 (Unaudited)

Country of Incorporation	Value	Percent of Total Net Assets
United States	$13,482,880	101.6%
Total Investments	13,482,880	101.6%
Liabilities in Excess of Other Assets	(206,601)	(1.6)%
Total Net Assets	$13,276,279	100.0%
See accompanying Notes to Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2026 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	10.4%
Bank Loans	0.3%
Closed-End Funds	5.0%
Collateralized Mortgage Obligations	12.1%
Commercial Mortgage-Backed Securities	3.4%
Private Investment Vehicles	25.2%
Real Estate Investment Trusts	30.4%
Short-Term Investments	14.8%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%
See accompanying Notes to Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2026

Assets:
Investments, at value (Cost $11,646,244)	$11,519,866
Short-term investments, at value (Cost $1,963,014)	1,963,014
Receivables:
Due from Investment Adviser	20,375
Dividends and interest	30,366
Fund shares sold	17,475
Prepaid expenses	20,754
Total assets	13,571,850
Liabilities:
Payables:
Distributions	166,012
Legal fees	30,000
Audit fees	27,265
Tax service fees	23,704
Distribution fees – Class I (Note 3)	18,154
Deferred tax liability	15,564
Shareholder reporting fees	9,500
Fund services expense	3,429
Unused line of credit fees (Note 10)	1,055
Accrued other expenses	888
Total liabilities	295,571
Commitments and contingencies (Note 3 & Note 9)
Net Assets	$13,276,279
Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$13,780,186
Total distributable earnings (accumulated deficit)	(503,907)
Net Assets	$13,276,279
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$34,320
Shares of common stock issued and outstanding	3,885
Net asset value per share	$8.83
Maximum sales charge (4.50% of offering price)1	0.42
Maximum offering price to public	$9.25
Class I Shares:
Net assets applicable to shares outstanding	$13,241,959
Shares of common stock issued and outstanding	1,487,191
Net asset value per share	$8.90
1 Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed on repurchase of such Shares within 12 months of the date of purchase to the extent a finder’s fee was paid in connection with the purchase.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

Investment Income:
Dividends	$196,530
Interest	334,436
Total investment income	530,966
Expenses:
Investment management fees	201,461
Legal fees	117,624
Shareholder reporting fees	55,061
Trustees’ fees and expenses	55,000
Audit fees	45,640
Fund services expense	45,302
Registration fees	35,648
Chief Compliance Officer fees	28,062
Distribution fees – Class I (Note 3)	16,601
Deferred tax expense	15,564
Commitment fees (Note 10)	9,971
Unused line of credit fees (Note 10)	3,521
Insurance fees	3,486
Distribution fees – Class A (Note 3)	84
Miscellaneous	2,950
Total expenses	635,975
Investment management fees waived	(201,461)
Other expenses absorbed	(159,373)
Net expenses	275,141
Net investment income (loss)	255,825
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(235,456)
Distributions of long-term realized gains	2,621
Net realized gain (loss)	(232,835)
Net change in unrealized appreciation/depreciation on investments	423,515
Net realized and unrealized gain (loss) on investments	190,680
Net Increase (Decrease) in Net Assets from Operations	$446,505
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$255,825	$280,100
Net realized gain (loss) on investments and distributions of long-term realized gains	(232,835)	(220,008)
Net change in unrealized appreciation/depreciation on investments	423,515	582,459
Net increase (decrease) in net assets from operations	446,505	642,551
Distributions to Shareholders:
Distributions:
Class A	(434)	—
Class I	(343,250)	(1,021,544)
Return of capital:
Class A	(771)	—
Class I	(609,841)	—
Total distributions to shareholders	(954,296)	(1,021,544)
Capital Transactions:
Net proceeds from shares sold:
Class A	25,386	9,547
Class I	255,694	1,363,158
Reinvestment of distributions:
Class I	10,020	15,028
Cost of shares redeemed:
Class I	(3,968,345)	(5,689,914)
Net increase (decrease) in net assets from capital transactions	(3,677,245)	(4,302,181)
Total increase (decrease) in net assets	(4,185,036)	(4,681,174)
Net Assets:
Beginning of period	17,461,315	22,142,489
End of period	$13,276,279	$17,461,315
Capital Share Transactions:
Shares sold:
Class A	2,831	1,054
Class I	28,466	147,735
Shares reinvested:
Class I	1,114	1,643
Shares redeemed:
Class I	(440,057)	(619,749)
Net increase (decrease) in capital share transactions	(407,646)	(469,317)
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets from operations	$446,505
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(2,049,853)
Sales of long-term portfolio investments	4,450,011
Change in short-term investments, net	1,627,376
Net realized (gain) loss on paydowns	(6,768)
Net amortization on investments	(12,706)
Net realized (gain) loss	235,456
Net change in unrealized appreciation/depreciation	(423,515)
Return of capital dividends received	201,876
Deferred tax expense	15,564
(Increase) Decrease in operating assets:
Dividends and interest	22,392
Due from Investment Adviser	39,939
Prepaid expenses	(9,527)
Increase (Decrease) in operating liabilities:
Audit fees	(22,735)
Chief Compliance Officer fees	(2,274)
Distribution fees – Class I (Note 3)	2,800
Fund services expense	647
Legal fees	(10,000)
Shareholder reporting fees	1,550
Tax services fees	(23,019)
Unused line of credit fees (Note 10)	(694)
Accrued other expenses	(21)
Net cash provided by (used in) operating activities	4,483,004
Cash flows provided by (used in) financing activities:
Proceeds from shares sold	263,605
Cost of shares redeemed	(3,968,345)
Dividends paid to shareholders, net of reinvestments	(778,264)
Net cash provided by (used in) financing activities	(4,483,004)
Net Increase (Decrease) in Cash	—
Cash:
Beginning of period balances:
Cash	—
Total beginning of period balances	—
End of period balances:
Cash	—
Total end of period balances	$—
Supplemental disclosure of non-cash activities:
Reinvested dividends	$10,020
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Period December 27, 2024* Through March 31, 2025
Net asset value, beginning of period	$9.17	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)1	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.14	(0.85)
Total from investment operations	0.23	(0.83)
Less Distributions:
From net investment income	(0.21)	—
From return of capital	(0.36)	—
Total distributions	(0.57)	—
Net asset value, end of period	$8.83	$9.172
Total return3	2.54%2	1.21%2,4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34	$10
Ratio of expenses to average net assets:
(including commitment fees, excise tax, deferred tax expense and unused line of credit fees)
Before fees waived and expenses absorbed5	4.64%	4.63%6
After fees waived and expenses absorbed5	2.59%	2.66%6
Ratio of net investment income (loss) to average net assets:
(including commitment fees, excise tax, deferred tax expense and unused line of credit fees)
Before fees waived and expenses absorbed	(1.08)%	(1.11)%6
After fees waived and expenses absorbed	0.96%	0.86%6
Portfolio turnover rate	16%	0%4
* Commencement of operations for Class A Shares.
1 Based on average shares outstanding for the period.
2 Includes adjustments in accordance with GAAP and accordingly the returns and net asset value per share for financial reporting may differ from the net asset value per share and returns for shareholder transactions.
3 Total returns would have been lower had expenses not been waived and absorbed by the Investment Adviser. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 Not annualized.
5 If commitment fees, excise tax, deferred tax expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.19% and 0.26% for the year ended March 31, 2026 and for the period ended March 31, 2025, respectively.
6 Annualized.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period May 2, 2022* Through March 31, 2023
Net asset value, beginning of period	$9.20	$9.35	$9.71	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)1	0.16	0.13	0.10	0.25
Net realized and unrealized gain (loss) on investments	0.11	0.18	(0.08)	(0.46)
Total from investment operations	0.27	0.31	0.02	(0.20)
Less Distributions:
From net investment income	(0.21)	(0.06)	(0.23)	(0.09)
From net realized gain	—	—	(0.01)	(0.00)2
From return of capital	(0.36)	(0.40)	(0.14)	—
Total distributions	(0.57)	(0.46)	(0.38)	(0.09)
Net asset value, end of period	$8.90	$9.20	$9.35	$9.71
Total return3	3.01%	3.47%	0.21%	(2.03)%4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,242	$17,451	$22,142	$22,840
Ratio of expenses to average net assets:
(including commitment fees, excise tax, deferred tax expense and unused line of credit fees)
Before fees waived and expenses absorbed5	4.26%	3.67%	3.61%	4.73%6
After fees waived and expenses absorbed5	1.84%	1.82%	1.65%	1.65%6
Ratio of net investment income (loss) to average net assets:
(including commitment fees, excise tax, deferred tax expense and unused line of credit fees)
Before fees waived and expenses absorbed	(0.70)%	(0.41)%	(0.92)%	(0.26)%6
After fees waived and expenses absorbed	1.72%	1.44%	1.04%	2.81%6
Portfolio turnover rate	16%	6%	32%	2%4
* Commencement of operations for Class I Shares.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived and absorbed by the Investment Adviser. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 Not annualized.
5 If commitment fees, excise tax, deferred tax expense and unused line of credit fees had been excluded, the expense ratios would have been lowered by 0.19%, 0.17%, 0.00% and 0.00%, for the years ended March 31, 2026, March 31, 2025 and 2024 and the period ended March 31, 2023, respectively.
6 Annualized.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

Note 1 — Organization
First Trust Real Assets Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated June 15, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. Effective August 1, 2025, Sardis Group, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” or “Sardis”). Prior to August 1, 2025, Angel Oak Capital Advisors, LLC served as sub-adviser to the Fund (“Angel Oak”). The Investment Adviser, the Sub-Adviser and Angel Oak are investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share Classes: Class A Shares and Class I Shares.
The Fund’s investment objective is to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Class I Shares of the Fund commenced operations on April 29, 2022, and investment operations commenced on May 2, 2022. On June 29, 2022, the Fund commenced the public offering of Class I Shares. Class A Shares commenced operations, investment operations and public offering on December 27, 2024. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each Class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific Class), and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion of the value of their relative Shares outstanding. Shareholders of a Class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, “Financial Services — Investment Companies.”
(a) Consolidation of Subsidiary
The Fund may make investments through its subsidiary, FTRAF Sub1 LLC the (“Subsidiary”), a Delaware limited liability company and wholly-owned and controlled subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include (collectively, “Consolidated Financial Statements”) the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in limited partnerships that invest in direct real estate. As of March 31, 2026, the net assets of the Subsidiary were $1,198,778 representing 9.03% of the Fund’s consolidated net assets.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Note 2 — Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its Consolidated Financial Statements. The preparation of Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc. (“UMBFS”), the Fund’s administrator, calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value the Fund’s portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter (“OTC”) securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time the NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time the NAV is determined.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect market value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect fair value, such fixed-income securities will be valued by the Valuation Designee using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value private investment vehicles in accordance with the value determined as of such date by each private investment vehicle in accordance with the private investment vehicle’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment vehicle will represent the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment vehicle does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment vehicle based on the most recent final or estimated value reported by the private investment vehicle, as well as any other relevant information available at the time the Fund values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment vehicle.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment vehicle. In other cases, such as when a private investment vehicle imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in private investment vehicle interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment vehicle. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
In certain circumstances, the Valuation Designee may determine that a private investment vehicle’s NAV shall be adjusted more frequently. For these private investment vehicles, the NAVs are adjusted daily based on the total return that each private investment vehicle is estimated by the Valuation Designee to generate during the period (adjusted NAV). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment vehicles may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of a particular security under consideration.
The Fund values its investments in real estate investment trusts (“REITs”) based in large part on valuations provided by the external property managers of the REITs or third-party appraisers. These fair value calculations will involve significant professional judgment by the external property managers of the REITs in the application of both observable and unobservable attributes. The calculated NAVs of the REIT’s assets may differ from their actual realizable value or future fair value. The Valuation Designee may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in REITs, these valuations have a considerable impact on the Fund’s NAV.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

For each period that the NAVs of the REITs are calculated by the external property managers of such REITs and wholly-owned and controlled subsidiaries that are REITs, each REIT’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such REIT when the valuations and income are reported. The Valuation Designee may conclude, in certain circumstances, that the information provided by any such external property manager does not represent the fair value of the Fund’s investment in a REIT and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Valuation Designee may determine to value the Fund’s investment in the REIT at a discount or a premium to the reported value received from the REIT. Any such decision will be made in good faith by the Valuation Designee, under the oversight of the Board.
In certain circumstances, the Valuation Designee may determine that a REIT’s NAV shall be adjusted more frequently. For these REITs, the NAVs are adjusted daily based on the total return that each REIT is estimated by the Valuation Designee to generate during the period (adjusted NAV). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual REIT changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses on investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Closed-End Funds (“CEFs”)
A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s Shareholders being subject to higher expenses than if they invested directly in the CEFs.
(d) Private Investment Vehicles
Private investment vehicles are generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act and invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment vehicles, it will bear its pro rata portion of the private investment vehicles’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment vehicle in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investment in the private investment vehicle. There can be no assurance that the investment objective of a private investment vehicle will be achieved. A private investment vehicle may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment vehicle at a time that is unfavorable to the Fund. In addition, one private investment vehicle may buy the same securities that another private investment vehicle sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(e) Real Estate Investment Trusts
REITs are companies that own interests in real estate (or specialize in acquiring, holding, and managing real estate) or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to such

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

shareholders or unitholders at least 90% of its taxable income for each tax year and complies with regulatory requirements relating to its organization, ownership, assets and income. By investing in REITs indirectly through the Fund, a Shareholder will bear expenses of the REITs in addition to expenses of the Fund. Distributions received from REITs may be characterized as ordinary income, capital gain, or a return of capital to the Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for Consolidated Financial Statement purposes.
(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Some or all of the interest payments of a loan or preferred equity may be structured in the form of paid-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due.
(g) Federal Income Taxes
The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its Shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for Consolidated Financial Statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
ASC 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated Financial Statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2026, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

(h) Distributions to Shareholders
The Fund intends to make quarterly distributions to its Shareholders equal to 5% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for Consolidated Financial Statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
A Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in full and fractional Shares at the Fund’s then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
Distributions received from REITs may be characterized as ordinary income, capital gain, or a return of capital to the Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes.
(i) Segments
An operating segment is defined in ASC 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Consolidated Financial Statements. The total return and performance is reflected within the accompanying Consolidated Financial Highlights. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Adviser. Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a monthly fee equal to 1.35% on an annualized basis of the Fund’s net assets determined as of month-end (the “Investment Management Fee”), subject to certain adjustments. Effective August 1, 2025, pursuant to a sub-advisory agreement, the Investment Adviser pays Sardis a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by Sardis equal to 0.45% on an annualized basis of such sub-advised assets’ average daily net assets. Prior to August 1, 2025, pursuant to a separate sub-advisory agreement, the Investment Adviser paid Angel Oak a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by Angel Oak equal to 0.50% on an annualized basis of such sub-advised assets’ average daily net assets. The Sub-Adviser’s fee of 0.45% is paid by the Investment Adviser out of the Investment Management Fee. Prior to August 1, 2025, Angel Oak’s fee of 0.50% was paid by the Investment Adviser out of the Investment Management Fee.
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.40% and 1.65% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through April 29, 2026. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser. Thereafter, the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively.
For the year ended March 31, 2026, the Investment Adviser has waived $201,461 in advisory fees and absorbed $159,373 in other expenses. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. At March 31, 2026, the amount of these potentially recoverable expenses was $1,157,385. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

2027	$438,210
2028	358,341
2029	360,834
Total	$1,157,385
Pursuant to exemptive relief from the SEC, the Fund has adopted a distribution and service plan (the “Distribution and Service Plan”) with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan, Class A Shares are permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares are permitted to pay as compensation up to 0.25% on an annualized basis the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to the Fund’s Distributor (defined below) and/or other qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain Shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.
First Trust Portfolios L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor (the “Distributor”). UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as a custodian of the assets of the Fund.
A Trustee is an affiliate, and an officer of the Fund is an employee, of UMBFS. The Fund does not compensate Trustees and officers affiliated with the Fund’s administrator. For the year ended March 31, 2026, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2026 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to continue to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes substantially all of its income and gains each year.
As of March 31, 2026, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$13,237,332
Gross unrealized appreciation	521,941
Gross unrealized depreciation	(276,393)
Net unrealized appreciation (depreciation) on investments	$245,548
The difference between cost amounts for Consolidated Financial Statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2026, permanent differences in book and tax accounting have been reclassified as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Deficit
$(24,702)	$24,702
As of March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:
Accumulated capital and other losses	$(542,773)
Unrealized appreciation (depreciation) on investments	245,548
Other temporary differences	(206,682)
Total accumulated earnings (deficit)	$(503,907)
The tax character of distributions paid during the year ended March 31, 2026 and March 31, 2025 were as follows:
Distribution paid from:	2026	2025
Ordinary income	$343,684	$169,962
Tax return of capital	610,612	851,582
Total distributions	$954,296	$1,021,544
As of March 31, 2026, the Fund had no short-term or long-term post October capital losses, which are deferred until fiscal year 2027 for tax purposes.
As of March 31, 2026, the Fund had $542,773 in net capital loss carryover. Net capital losses are carried over indefinitely until there are capital gains offset.
The Subsidiary is a blocker taxed as a corporation. The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of the Subsidiary. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiary for financial reporting purposes and the amounts used for income tax purposes.
Note 5 — Investment Transactions
For the year ended March 31, 2026, purchases and sales of investments, excluding short-term investments, were $2,049,853 and $4,450,011, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date on or about January 22, April 22, July 22 and October 22 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

approximately January 22, April 22, July 22 and October 22, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $1,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an Individual Retirement Account (“IRA”) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
The results of the repurchase offers conducted during the year ended March 31, 2026 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 24, 2025	June 23, 2025	September 22, 2025	December 23, 2025
Repurchase Request	April 22, 2025	July 22, 2025	October 22, 2025	January 22, 2026
Repurchase Pricing Date	April 22, 2025	July 22, 2025	October 22, 2025	January 22, 2026
Net Asset Value as of Repurchase Pricing Date:
Class A Shares	N/A	N/A	N/A	N/A
Class I Shares	$9.08	$9.02	$9.02	$8.94
Amount Repurchased:
Class A Shares	N/A	N/A	N/A	N/A
Class I Shares	$1,209,794	$1,119,361	$637,402	$1,001,788
Percentage of Outstanding Shares Repurchased:
Class A Shares	N/A	N/A	N/A	N/A
Class I Shares	7.00%	7.00%	4.25%	7.00%
Note 8 — Fair Value Measurements
ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient are no longer included in the fair value hierarchy. As such, investments in private investment vehicles and REITs with a fair value of $4,492,953 are excluded from the fair value hierarchy as of March 31, 2026.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2026:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$1,378,907	$—	$1,378,907
Bank Loans	—	—	35,410	35,410
Closed-End Funds	660,312	—	—	660,312
Collateralized Mortgage Obligations	—	1,603,841	—	1,603,841
Commerical Mortgage-Backed Securities		457,814		457,814
Private Investment Vehicles			738,262	738,262
Real Estate Investment Trusts	1,139,145	—	1,013,222	2,152,367
Short-Term Investments	1,963,014	—	—	1,963,014
Subtotal	$3,762,471	$3,440,562	$1,786,894	$8,989,927
Private Investment Vehicles at NAV				2,603,998
Real Estate Investment Trusts at NAV				1,888,955
Total Investments				$13,482,880

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Balance as of March 31, 2025	Transfers into Level 3	Transfers out of Level 3	Net Gains (Losses) for the Period	Net Purchases	Net Sales	Balance as of March 31, 2026	Change in Unrealized Gains (Losses) for the Period for Assets Held at the End of the Reporting Period
Bank Loans	$66,051	$—	$—	$(690)	$4,054	$(34,005)	$35,410	$(690)
Private Investment Vehicles	840,634	—	—	8,433	—	(110,805)	738,262	8,433
Real Estate Investment Trusts	1,919,020	—	—	(67,843)	—	(837,955)	1,013,222	141,548
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average	Impact on Valuation from an Increase in Input
Bank Loans	$35,410	Discounted Cash Flow Model	Yield	29.58%	29.58%	Decrease
Private Investment Vehicles	738,262	Adjusted Net Asset Value	Reported Net Asset Value/ Fair Value Adjustments	N/A	N/A	Increase
Real Estate Investment Trusts	1,013,222	Adjusted Net Asset Value	Reported Net Asset Value/ Fair Value Adjustments	N/A	N/A	Increase
Note 9 — Commitments
Private investment vehicles may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2026, are as follows:
Unfunded Commitment
Private Investment Vehicles
Investment Partnerships
CSF IV LP	$256,552
FCP Realty Fund VI-A LP	261,168
Hillpointe Workforce Housing Partners V LP	182,000
Total Unfunded Commitments	$699,720
Note 10 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $1,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is September 23, 2026. In connection with the Credit

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage.
For the year ended March 31, 2026, the Fund incurred a cost related to the setup and maintenance of the Credit Agreement (the “Commitment fee”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The Fund did not utilize the Credit Agreement during the year ended March 31, 2026.
Note 11 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)9 of the Investment Company Act. As of March 31, 2026, the shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	65.1%
First Trust Capital Partners, LLC	33.6%
The Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
Note 12 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to private investment vehicles that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, threatened or actual imposition of tariffs, recessions or other events may have a significant impact on a security or instrument. Tensions, war or open conflict between nations, such as recently between Russia and Ukraine, in the Middle East or in eastern Asia, could affect the economies of many nations, including the United States. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the markets in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions on investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2026

markets. The United States has enacted or proposed to enact significant tariffs, (which the U.S. Supreme Court recently ruled were unconstitutional) and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty remains about the United States’s future relationships with other countries with respect to such trade policies, treaties, military conflicts, sanctions and potential tariffs. These developments, or the perception thereof, may have a material adverse effect on global trade, trade between the impacted nations and the United States, the stability of global financial markets and overall global economic conditions. These events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 13 — Events Subsequent to the Fiscal Period End
In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

First Trust Real Assets Fund
FUND MANAGEMENT
March 31, 2026 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	33	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/ JP Morgan Chase (1993 – 2009).	33	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ Chief Investment Officer, Ascendant Capital Partners, LP (private equity firm) (2003 – 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

First Trust Real Assets Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 – April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Real Assets Fund
FUND MANAGEMENT — Continued
March 31, 2026 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Registered Funds Product Manager (August 2025 – Present); Senior Vice President, Client Services (2017 – 2025); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Private Markets Fund, Felicitas Income Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMBFS.

First Trust Real Assets Fund
FUND INFORMATION
March 31, 2026 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement and Sub-Advisory Agreement
Board Consideration of the Continuation of the Investment Management Agreement
At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4 – 5, 2026 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Adviser”) and First Trust Real Assets Fund (the “Fund”) (the “Investment Management Agreement”).
In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Adviser to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.
The Board engaged in a detailed discussion of the materials with management of the Investment Adviser. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Adviser’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Adviser’s compliance policies and procedures, including those used by the Investment Adviser to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Adviser with respect to the Fund, noting that the Investment Adviser also acted as investment adviser to certain funds with a similar investment objective and strategy, and considering the performance of those funds in absolute and relative terms. The Board considered performance information of the Fund compared to thirteen comparable diversified real assets and real estate funds selected by an independent third party (collectively, “Peer Group”), as well as one relevant index. The Board noted that the Fund’s total return for the three-month and one-year periods ended December 31, 2025 underperformed its Peer Group median and average, while slightly outperforming the Peer Group median for the three-year period ended December 31, 2025. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

FEES AND EXPENSES
The Board reviewed and considered the advisory fee rate, and total net expense ratio of the Fund, comparing the Fund’s advisory fees and total net expense ratio with those of the Fund’s Peer Group. The Board noted that the Fund’s gross advisory fee was higher than the Peer Group median and average, while total net expenses, excluding acquired fund fees and expenses, were lower than the Peer Group median and average. In addition, the Board noted that the Investment Adviser had contractually agreed to limit the Fund’s total annual operating expenses for automatically renewing consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total net expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board considered that the structure of the Fund’s advisory fees under the Investment Management Agreement did not include breakpoints. The Board noted the Investment Adviser’s continued assertion that the breakpoints were not needed at current asset levels but it would re-evaluate as the Fund’s assets grew. The Board concluded that the Fund’s advisory fees and concluded that such fees were reasonable and satisfactory in light of the services provided.
PROFITABILITY OF INVESTMENT ADVISER
The Board reviewed and considered information regarding the costs incurred and profits realized by the Investment Adviser from its relationship with the Fund. The Board also reviewed the Investment Adviser’s financial condition, which is noted appeared stable. The Board determined that the compensation to the Investment Adviser from the Fund was reasonable and that the Investment Adviser’s financial condition of adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Adviser from its management of the Fund including, without limitation, reputational benefits and the ability to market advisory services for similar products or other funds managed by the Investment Adviser in the future. The Board noted that the Investment Adviser was an affiliate of the Fund’s distributor (the “Distributor”) and that the Distributor received certain fees for its role as distributor and for other services related to the Fund that were paid by the Investment Adviser. The Board further considered that a registered investment adviser affiliated with the Investment Adviser received separate management fees with respect the Fund shares held by clients of the affiliate registered investment adviser, noting that the Investment Adviser did not participate in the separate fees earned by the affiliate registered investment adviser. The Board further noted that the Investment Adviser did not have affiliations with the Fund’s transfer agent, fund accountant or custodian, and therefore, did not derive any benefits from the relationships those parties had with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it to be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

Matters Submitted for Shareholder Vote
A special meeting of shareholders of the First Trust Real Assets Fund was held on July 24, 2025, for the purpose of approving a new sub-advisory agreement among the First Trust Real Assets Fund, First Trust Capital Management L.P. and Sardis Group LLC. At the meeting, holders of 1,315,758 shares were represented, constituting a quorum. The new sub-advisory agreement was approved by shareholders and the results of the vote were as follows:
For	Against	Abstain
1,315,758	0	0
	TICKER	CUSIP
First Trust Real Assets Fund – Class A Shares	FTRDX	33742N103
First Trust Real Assets Fund – Class I Shares	FTREX	33742N202
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2025, 0.01% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2025, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Section 163(j) Interest Dividends
For the year ended December 31, 2025, the Fund designated approximately 31.03% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).
Section 199A Dividends
For the year ended December 31, 2025, the Fund designated approximately 1.74% of its taxable ordinary income dividends, (dividend income and short-term gains, if any), or up to the maximum amount allowable, as Section 199A dividends. Non-corporate shareholders of the Fund meeting

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2026 (Unaudited)

certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Fund as Section 199A dividends.
Capital Gain
For the year ended December 31, 2025, the Fund did not designate any long-term capital gain distributions.
In early 2026, if applicable, shareholders of record received the above information on QDI and Section 199A for the distribution paid to them by the Fund during the calendar year 2025 via Form 1099.
The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.
First Trust Real Assets Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f) The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $42,500 for 2025 and $50,000 for 2026.

Audit-Related Fees

(b) The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026.

Tax Fees

(c) The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $46,680 for 2025 and $46,500 for 2026.

All Other Fees

(d) The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2025 and $0 for 2026.

(e) (1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2025 through March 31, 2026 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included as part of the report to shareholders filed under Item 1(a) of this form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies, and manager or general partner to a number of non-registered private investment companies (referred to collectively as the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as a sub-advisor for at least one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements, as agreed upon in the sub-advisory agreement.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer (“CCO”) any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The registered investment companies are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total net assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
●	In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights. As part of our compliance procedures, FTCM’s Compliance Department reviews ISS on a periodic basis. The procedures performed include obtaining and reviewing certain compliance and operational related documents and reviewing a sample of proxies voted during the year to ensure compliance with our proxy voting policies and procedures.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND OF FUNDS-SPECIFIC POLICIES AND PROCEDURES

Several of the Funds are “Fund of Funds” that invest primarily in general or limited partnerships or other private investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund of Funds will receive notices or proxies from Investment Funds, to the extent that the Fund of Funds do receive such notices or proxies and the Fund of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

REGISTERED INVESTMENT COMPANIES-SPECIFIC POLICIES AND PROCEDURES

Each Fund that is registered under the Act is required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Proxy Voting

Rule 206(4)-6 of the Advisors Act requires a registered investment adviser that exercises voting authority with respect to client assets to adopt a written policy reasonably designed to (i) ensure the investment adviser votes in the best interest of its clients, and (ii) addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients, and (iii) discloses to its clients information about such policies and procedure, and (iv) provide, upon request, information as to how the proxies were voted.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure such rights are properly and timely exercised. Sardis has adopted a written proxy voting policy, which may be amended from time to time at the sole discretion of the Firm.

In addition, Sardis may retain a third-party proxy agent to assist it in coordinating and voting proxies. If so, the CCO or designee will conduct documented initial and ongoing due diligence reviews of any proxy service firm selected to provide proxy voting guidance to the Firm. Reviews include but not limited to monitor the third-party to assure that all proxies are properly voted, review fees are appropriate, identify and evaluate any known conflicts of interest, proper disclosures are used, and appropriate records are retained.

Proxy Voting Procedures. Sardis is committed to voting all proxies in the best interests of its advisory Clients and has established procedures to identify and resolve any conflicts of interest that may arise between the Adviser and its Clients. Clients can direct Sardis to vote their proxies according to guidelines specified in the investment management agreement and may contact Sardis with questions regarding any particular proxy solicitation. When voting securities held in Client accounts, Sardis strives to resolve any conflicts of interest between the Client and its own business interests in a way that most benefits the Client. The Firm does have discretion to vote proxies on behalf of any mutual funds it advises.

When entering into an investment management agreement, each Client decides whether to grant Sardis the authority to vote proxies for account securities. Clients can revoke this authority or provide written instructions regarding specific solicitations. Clients granting Sardis proxy voting authority should ensure that Sardis receives proxy solicitation information from their custodian, while those who do not grant such authority should take steps to receive this information themselves. For accounts where Sardis has been granted proxy voting authority, voting decisions are made in accordance with its Proxy Voting Policy. This policy also governs any voting or consent rights on behalf of Client account securities, including but not limited to plans of reorganization and waivers under applicable indentures.

Voting Guidelines. For Client accounts where Sardis holds proxy voting authority (including Registered Funds), it votes proxies in a manner that it believes serves the best interests of its Clients. For all matters Sardis has identified as routine, unless otherwise instructed, Sardis will vote in accordance with the recommendation of the company’s management, unless otherwise instructed or, in Sardis’s opinion, such recommendation is not in the best interests of the Client. Routine matters are typically proposed by a company’s management and meet the following criteria: they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Conflicts of Interest. Should a conflict of interest exist between the Firm and client accounts as to the outcome of certain proxy votes, the Firm is committed to resolving the conflict in the best interest of participating clients before it votes the proxy in question. The Firm may take the following courses of action to resolve the conflict: (a) disclose the conflict to clients and obtain consent before voting; and/or (b) engage a disinterested, qualified third party to determine how the proxy should be voted. The firm’s CCO, or designee, is responsible for ensuring that all proxies are voted in a timely manner in accordance with proxy policies, that any conflicts of interest are resolved in the best interests of participating clients, and that proxy voting records are retained accordingly.

If a material conflict of interest exists, the investment team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping. Sardis maintains records of its proxy votes which are available to Clients upon request. Information about how Sardis voted securities held by a Registered Fund it manages during the most recent twelve-month period ended June 30th shall be available no later than the following August 31st on the Registered Fund’s website and upon request and without charge by emailing us at info@sardisgroup.com or calling us at 404-282-5552. This information will also be available on the SEC’s website at http://www.sec.gov.

A summary of this Proxy Voting Policy and Procedures will be included in Sardis’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Clients may contact us, via mail or telephone, in order to obtain information on how the client’s proxies have been voted, and to request a copy of these policies and procedures.

Sardis will maintain files relating to our proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in our offices. The Firm will also maintain a record of the voting resolution of any conflict of interest.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)       (1) The following table provides brief biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) and Sardis Group, LLC, (the "Sub-Adviser"), who are primarily responsible for the day-to-day management of First Trust Real Assets Fund’s (the “Fund”) portfolio as of the date of the filing of this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Colin McBurnette	Co-Founder and Managing Partner	Since Inception	Co-Founder and Managing Partner, Sardis Group (2024-Present); Senior Portfolio Manager, Angel Oak Capital Advisors (2012-2024)	Portfolio Management
Sam Dunlap	Co-Founder and Managing Partner	Since Inception	Co-Founder and Managing Partner, Sardis Group (2024-Present); Managing Director and Chief Investment Officer of the public strategies, Angel Oak Capital Advisors (2009-2024)	Portfolio Management

(2) The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 Account $151.80M	11 Accounts $523.6M	0 Accounts	7 Accounts / $5,342M	4 Accounts / $85.84M	0 Accounts
Brian Murphy	2 Account $151.80M	11 Accounts $523.6M	0 Accounts	7 Accounts / $5,342M	11 Accounts / $143.25M	0 Accounts
Colin McBurnette	0 Accounts	0 Accounts	0 Accounts	3 Accounts $197.1M	0 Accounts	9 Accounts $500.7M
Sam Dunlap	0 Accounts	0 Accounts	0 Accounts	3 Accounts $197.1M	0 Accounts	9 Accounts $500.7M

Conflicts of Interest

The Investment Adviser, Sub-Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and sub-adviser have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and sub-adviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3) The below information is provided as of March 31, 2026.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

Mr. Dunlap and Mr. McBurnette receive a fixed salary and retirement plan benefits. They are also entitled to receive distributions based upon, among other things, the overall performance of Sardis Group.

(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$10,001 - $50,000
Brian Murphy	None
Colin McBurnette	None
Sam Dunlap	None

(a)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There was no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Real Assets Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.